Exhibit 10.6.8

Note: Certain portions have been omitted from this Agreement in accordance with a request for confidential treatment submitted to the Securities and Exchange Commission. Omitted information has been replaced with an asterisk. Omitted information has been filed separately with the Securities and Exchange Commission.

AMENDMENT N° 8

TO THE

A320 FAMILY  P U R C H A S E  A G R E E M E N T

B E T W E E N

A I R B U S  S.A.S.

as “Seller”

A N D

AVIANCA S.A.

as “Buyer”

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C O N T E N T S

CLAUSES	TITLES

1	REQUEST FOR [*] DELIVERY POSITIONS	4

2	MISCELLANEOUS PROVISIONS	5

3	ASSIGNMENT	5

4	CONFIDENTIALITY	5

5	COUNTERPARTS	5

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AMENDMENT N° 8 TO THE PURCHASE AGREEMENT

This amendment N° 8 (the “Amendment N° 8”) dated      day of October 2009 is made

BETWEEN:

AIRBUS S.A.S., a société par actions simplifiée, legal successor of Airbus S.N.C., formerly known as Airbus G.I.E. created and existing under French law having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”),

and

Aerovias del Continente Americano S.A. Avianca, a Colombian sociedad anonima created and existing under Colombian law having its registered office at Centro Administrativo, Avenida Calle 26 No 59-15, Bogota, Colombia (the “Buyer”).

The Buyer and the Seller being together the “Parties” and each the “Party”.

WHEREAS :

A.	The Buyer and the Seller have entered into an A320 Family Purchase Agreement dated the 16th April 2007 for the sale by the Seller and the purchase by the Buyer of nine (9) A319-100 Aircraft and twenty four (24) A320 Aircraft, together with all Exhibits and Appendices attached thereto, any Letter Agreements thereto and Amendments N° 1 to 7 thereto (the “A320 Family Purchase Agreement”).

B.	The Buyer hereby wishes to amend [*] the Scheduled Delivery Quarter of certain Aircraft under the A320 Family Purchase Agreement.

C.	It is understood that the Amendment N° 8, upon execution thereof, shall constitute an integral and non-severable part of the A320 Family Purchase Agreement.

D.	Capitalised terms used herein and not otherwise defined in this Amendment N° 8 shall have the meanings assigned thereto in the A320 Family Purchase Agreement. The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Amendment N° 8.

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NOW IT IS HEREBY AGREED AS FOLLOWS :

1.	REQUEST FOR [*] DELIVERY POSITIONS

1.1.	The Buyer has expressed to the Seller its desire to amend [*] the Scheduled Delivery Quarters of the Aircraft as set forth in the table 1.1 here below (the “Selected Aircraft”).

[*]

	Aircraft Type	Rank N°	[*]	[*] Request
1	A320-200	27	[*]	June 2012
2	A320-200	29	[*]	June 2013
3	A320-200	30	[*]	June 2013
4	A320-200	32	[*]	June 2014
5	A320-200	33	[*]	March 2014
6	A320-200	41	[*]	June 2014
7	A320-200	43	[*]	September 2018
8	A319-100	44	[*]	June 2014
9	A320-200	45	[*]	September 2018
10	A319-100	46	[*]	June 2014
11	A320-200	47	[*]	December 2018

[*]

1.2	Subject to Clauses 1.1, 1.3 and 1.4 hereof [*].

*	[Three pages have been omitted in accordance with a request for confidential treatment.]

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2.	Miscellaneous Provisions

This Amendment N° 8 supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter hereof.

The A320 Family Purchase Agreement shall be deemed to be amended to incorporate the terms and conditions hereof, and, except as specifically amended hereby, shall continue in full force and effect in accordance with its original terms.

If there is any conflict or inconsistency between the terms and provisions of the A320 Family Purchase Agreement and this Amendment N° 8, the latter shall prevail to the extent of such conflict or inconsistency.

3.	Assignment

Except as provided in Clause 21 of the A320 Family Purchase Agreement, this Amendment N° 8 is not transferable, and the Buyer’s rights under this Amendment N° 8 shall not be assigned, sold, transferred or otherwise alienated by operation of law or otherwise to any person other than the Buyer. Any unauthorised assignment, sale, transfer or other alienation of the Buyer’s rights under this Amendment N° 8 with respect to any Aircraft will be void and without effect.

4.	Confidentiality

This Amendment N° 8 (and its existence) shall be treated by both Parties as confidential in accordance with Clause 22.12 of the A320 Family Purchase Agreement.

5.	Counterparts

This Amendment N° 8 may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission) shall be an original, and the counterparts together shall constitute one and the same instrument.

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IN WITNESS WHEREOF this Amendment N° 8 was entered into the day and year first above written.

For and on behalf of

Aerovias del Continente Americano S.A. Avianca

/s/ Juan Carlos Sarabia
Name:	Juan Carlos Sarabia
Title:	Attorney-in-fact

For and on behalf of

AIRBUS S.A.S.

/s/ Christophe Mourey
Name:	Christophe Mourey
Title:	Senior Vice President Contracts

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APPENDIX 1

[*]

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